UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2005

Telecomunicaciones de Puerto Rico, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Commission File Number 333-85503

Commonwealth of Puerto Rico (STATE OR OTHER JURISDICTION OF INCORPORATION)	66-0566178 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1515 F.D. Roosevelt Avenue Guaynabo, Puerto Rico (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	00968 (ZIP CODE)

Registrant’s telephone number, including area code 787-792-6052

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 31, 2005, Mr. Walter Forwood, Chief Operating Officer of Puerto Rico Telephone Company, Inc. (“PRTC”), a wholly-owned subsidiary of Telecomunicaciones de Puerto Rico, Inc., informed PRTC of his resignation, which will be effective September 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telecomunicaciones de Puerto Rico, Inc.
By:	/s/ ADAIL ORTIZ
Adail Ortiz
Chief Financial Officer

Date: June 6, 2005

2